                                                                    EXHIBIT 99.2

CASE NAME:    Coho Energy, Inc., ET AL                  Monthly Operating Report

CASE NUMBER:  02-31189-HCA-11                           ACCRUAL BASIS

JUDGE:        Harold C. Abramson



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002

COHO ENERGY, INC.                                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
JULY 31, 2002

                                                    SOFA     FEB 28,     MAR 31,    APR 30,      MAY 31,      JUNE 30,    JULY 31,
                                                  SCHEDULE     2002        2002       2002         2002         2002        2002
                                                  --------   --------    --------   --------     --------     --------    --------
                            ASSETS

CURRENT  ASSETS
      Cash and cash equivalents                   $  7,810   $  9,023    $ 10,655   $ 11,246     $ 11,635     $ 12,917    $ 14,001
      Cash in escrow                                    25         25          25         26           26           26          26
      Accounts receivable                            7,495      7,231       8,135      8,801        9,738       12,108      12,544
      Other current assets                              32      1,001         930      1,025          986          954       1,195
      Accrued unrealized gains derivatives              --      2,225          37         37           37            4           4
                                                  --------   --------    --------   --------     --------     --------    --------
                                                    15,362     19,505      19,782     21,135       22,422       26,009      27,770

PROPERTY  AND  EQUIPMENT                           335,561    331,674     330,808    330,378      329,845      329,371     328,769

INVESTMENT IN SUBSIDIARIES                              --        260         260         59           58           54          54

OTHER  ASSETS                                           82     22,692         111        112          104           89         103
                                                  --------   --------    --------   --------     --------     --------    --------
                                                  $351,005   $374,131    $350,961   $351,684     $352,429     $355,523    $356,696
                                                  ========   ========    ========   ========     ========     ========    ========



                       LIABILITIES AND
                     SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade               --        485         712        874          744        2,075       2,176
      Accrued liabilities and other payables            --      2,559       4,426      4,402        4,697        4,383       4,013
      Accrued interest payable                          --        681       1,034      1,354        1,278        1,596       3,035
      Accrued unrealized losses derivatives             --        165         506        506          506          834         834
      Current portion of long term debt                 --         --          --         --
                                                  --------   --------    --------   --------     --------     --------    --------
                                                         0      3,890       6,678      7,136        7,225        8,888      10,058

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade            5,644   $  4,928    $  5,771   $  5,821     $  5,800     $  5,679    $  5,617
      Accrued liabilities and other payables         1,032      1,588         944        949          687          688         688
      Current portion of long term debt            327,797    316,934     327,679    327,482      327,482      326,388     326,388
                                                  --------   --------    --------   --------     --------     --------    --------
                                                   334,473    323,450     334,394    334,252      333,969      332,755     332,693

LONG TERM DEBT                                          --         --          --         --           --           --          --

DEFERRED INCOME TAXES                                   --         --          --         --           --           --          --
                                                  --------   --------    --------   --------     --------     --------    --------

                                                   334,473    327,340     341,072    341,388      341,194      341,643     342,751
                                                  --------   --------    --------   --------     --------     --------    --------

COMMITMENTS AND
      CONTINGENCIES                                  5,550        450         450        450          450          450         450

OTHER LONG TERM ACCRUED DERIVATIVES                     --        257         397        397          397          397         397

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                     8,679     47,098      13,771     13,771       13,771       13,771      13,771
      Postpetition owners' equity(a)                    --     (1,014)     (4,729)    (4,322)      (3,383)        (738)       (673)
                                                  --------   --------    --------   --------     --------     --------    --------
      Total Shareholders' Equity                     8,679     46,084       9,042      9,449       10,388       13,033      13,098
                                                  --------   --------    --------   --------     --------     --------    --------

                                                  $348,702   $374,131    $350,961   $351,684     $352,429     $355,523    $356,696
                                                  ========   ========    ========   ========     ========     ========    ========

(a) Postpetition owners' equity represents earnings subsequent to January 2002, excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS(IN 000'S)                     PAGE 1 OF 3
JULY 31, 2002


                                          ---------------------------------------------------------------------------  YEAR-TO-DATE
                                          JAN 02(a)    FEB 02     MAR 02     APR 02     MAY 02    JUNE 02     JULY 02    07/31/02
                                          ---------   --------   --------   --------   --------   --------   --------  ------------
PRODUCTION/PRICES
   Oil (Bbls/day)                             9,103      9,348      9,115      9,052      9,638      9,210      9,005        9,209
   Gas (Mcf/day)                              4,085      4,375      3,986      4,157      3,924      4,013      3,487        3,998
   BOE/day *                                  9,783     10,077      9,779      9,745     10,292      9,879      9,587        9,875
   Average Oil Price                      $   14.93   $  16.01   $  19.72   $  21.68   $  22.30   $  20.90   $  22.24    $   19.72
   Average Gas Price                      $    2.65   $   2.06   $   2.48   $   3.22   $   3.27   $   3.26   $   3.17    $    2.86
   Average BOE Price                      $   15.00   $  15.74   $  19.39   $  21.51   $  22.13   $  20.81   $  22.04    $   19.55

OPERATING REVENUES
   Oil and gas production                 $   4,549   $  4,442   $  5,877   $  6,290   $  7,058   $  6,168   $  6,550    $  40,934
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
   Total operating revenues                   4,549      4,442      5,877      6,290      7,058      6,168      6,550       40,934
                                          ---------   --------   --------   --------   --------   --------   --------    ---------

OPERATING EXPENSES
   Oil and gas production                     2,187      2,063      2,097      2,022      2,149      2,045      2,141       14,704
   Taxes on oil & gas production                278        263        348        373        415        359        395        2,431
   General & administrative                     643        490        227        256        304        258        265        2,443
   Depletion & depreciation                   1,519      1,455      1,539      1,484      1,617      1,505      1,509       10,628
   (Gain)Loss on derivatives                   (251)   (10,257)    13,446         11        106       (253)       105        2,907
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
   Total operating expenses                   4,376     (5,986)    17,657      4,146      4,591      3,914      4,415       33,113
                                          ---------   --------   --------   --------   --------   --------   --------    ---------

OPERATING INCOME                                173     10,428    (11,780)     2,144      2,467      2,254      2,135        7,821

OTHER INCOME & EXPENSES
   Equity in income from subsidiaries            --        200         --         --                    (4)        --          196
   Interest and other income                     17          3         --         12         (7)         0         --           25
   Interest expense                          (2,713)    (1,333)    (1,186)    (1,260)    (1,355)    (1,393)    (1,440)     (10,680)
   Standby loan prepayment fee                   --    (29,344)    29,344         --         --         --         --            0
   Reorganization costs                         (33)      (114)   (53,309)      (490)      (166)      (417)      (630)     (55,159)
   Litigation Settlement                         --         --         --         --         --      2,832         --        2,832
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
                                             (2,729)   (30,588)   (25,151)    (1,738)    (1,528)     1,018     (2,070)     (62,786)
                                          ---------   --------   --------   --------   --------   --------   --------    ---------

EARNINGS (LOSS) BEFORE TAXES
   AND EXTRAORDINARY ITEMS                   (2,556)   (20,160)   (36,931)       406        939      3,272         65      (54,965)
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
INCOME TAX EXPENSE (BENEFIT)
   Current                                       --         --         --         --         --         --         --            0
   Deferred                                      --         --         --         --         --         --         --            0
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
                                                  0          0          0          0          0          0          0            0
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
EARNINGS (LOSS)                              (2,556)   (20,160)   (36,931)       406        939      3,272         65     (54,965)
                                          ---------   --------   --------   --------   --------   --------   --------    ---------

EXTRAORDINARY ITEMS
   Gain on extinguishment on
     indebtedness                                --         --         --         --         --         --         --           --
                                          ---------   --------   --------   --------   --------   --------   --------    ---------
NET EARNINGS (LOSS)                       $  (2,556)  $(20,160)  $(36,931)  $    406   $    939   $  3,272   $     65    $ (54,965)
                                          =========   ========   ========   ========   ========   ========   ========    =========

BASIC EARNINGS PER SHARE**                $   (0.14)  $  (1.08)  $  (1.97)  $   0.02   $   0.05   $   0.17   $   0.00    $   (2.94)


CASH FLOW FROM OPERATIONS                 $     846   $    561   $    498   $  1,910   $  2,551   $  4,511   $  1,568       12,445

CASH FLOW PER SHARE**                     $    0.05   $   0.03   $   0.03   $   0.07   $   0.10   $   0.18   $   0.06    $    0.49

(a) January 2002 is a prepetition period

*  BOE means barrel of oil equivalent,
   assuming a ratio of 6 mcf to one
   barrel

** Common shares                             18,714     18,714     18,714     18,714     18,714     18,714     18,714       18,714

Coho Energy Case No. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION
STATEMENTS OF EARNINGS -- BOE                         MONTHLY OPERATING REPORT
JULY 31, 2002                                         ACCRUAL BASIS - 2
                                                      PAGE 2 OF 3

                                                                                                                      YEAR-TO-DATE

                                   JAN 02(a)     FEB 02      MAR 02     APR 02      MAY 02      JUNE 02     JULY 02    7/31/02(a)
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
PRODUCTION/PRICES
     Oil (Bbls/day)                    9,103        9,348       9,115      9,052       9,638       9,210       9,005         9,209
     Gas (Mcf/day)                     4,085        4,375       3,986      4,157       3,924       4,013       3,487         3,998
     BOE/day                           9,783       10,077       9,779      9,745      10,292       9,879       9,587         9,875
     Average Oil Price             $   14.93   $    16.01   $   19.72  $   21.68  $    22.30   $   20.90   $   22.24  $      19.72
     Average Gas Price             $    2.65   $     2.06   $    2.48  $    3.22  $     3.27   $    3.26   $    3.17  $       2.86
     Average BOE Price             $   15.00   $    15.74   $   19.39  $   21.51  $    22.13   $   20.81   $   22.04  $      19.55

OPERATING REVENUES
     Oil and gas production            15.00        15.74       19.39      21.52       22.12       20.81       22.04         19.55
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
     Total operating revenues          15.00        15.74       19.39      21.52       22.12       20.81       22.04         19.55
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------

OPERATING EXPENSES
     Oil and gas production             7.21         7.31        6.92       6.92        6.74        6.90        7.20          7.02
     Taxes on oil & gas production      0.92         0.93        1.15       1.28        1.30        1.21        1.33          1.16
     General & administrative           2.12         1.74        0.75       0.88        0.95        0.87        0.89          1.17
     Depletion and depreciation         5.01         5.16        5.08       5.08        5.07        5.08        5.08          5.08
     (Gain) loss on derivative         (0.83)      (36.35)      44.35       0.04        0.33       (0.85)       0.35          1.39
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
     Total operating expenses          14.43       (21.22)      58.25      14.18       14.39       13.21       14.86         15.82
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
OPERATING INCOME                        0.57        36.96      (38.86)      7.33        7.73        7.61        7.18          3.74

OTHER INCOME & EXPENSES
     Equity loss in subsidiaries        0.00         0.71        0.00       0.00        0.00       (0.01)       0.00          0.09
     Interest and other income          0.06         0.01        0.00       0.04       (0.02)       0.00        0.00          0.01
     Interest expense                  (8.95)       (4.72)      (3.91)     (4.31)      (4.25)      (4.70)      (4.85)        (5.10)
     Standby loan prepayment fee        0.00      (104.00)      96.80       0.00        0.00        0.00        0.00          0.00
     Reorganization costs              (0.11)       (0.40)    (175.85)     (1.68)      (0.52)      (1.41)      (2.12)       (26.35)
     Litigation Settlement              0.00         0.00        0.00       0.00        0.00        9.56        0.00          1.35
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
                                       (9.00)     (108.41)     (82.97)     (5.94)      (4.79)       3.43       (6.97)       (29.99)
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------

EARNINGS (LOSS) BEFORE TAXES
   AND EXTRAORDINARY ITEMS             (8.43)      (71.45)    (121.82)      1.39        2.94       11.04        0.22        (26.26)
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------

INCOME TAX EXPENSE (BENEFIT)
     Current                            0.00         0.00        0.00       0.00        0.00        0.00        0.00          0.00
     Deferred                           0.00         0.00        0.00       0.00        0.00        0.00        0.00          0.00
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
                                        0.00         0.00        0.00       0.00        0.00        0.00        0.00          0.00
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
EARNINGS (LOSS) BEFORE
  EXTRAORDINARY                        (8.43)      (71.45)    (121.82)      1.39        2.94       11.04        0.22        (26.26)

EXTRAORDINARY ITEMS
     Gain on extinguishment on
       indebtedness                     0.00         0.00        0.00       0.00        0.00        0.00        0.00          0.00
                                   ---------   ----------   ---------  ---------  ----------   ---------   ---------  ------------
NET EARNINGS (LOSS)                $   (8.43)  $   (71.45)  $ (121.82) $    1.39  $     2.94   $   11.04   $    0.22  $     (26.26)
                                   =========   ==========   =========  =========  ==========   =========   =========  ============


(a) JANUARY 2002 IS A PREPETITION PERIOD



COHO ENERGY CASE NO. 02-31189-HCA-11
                                                                          PAGE 2

COHO ENERGY, INC. (CONSOLIDATED)                       MONTHLY OPERATING REPORT
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY               ACCRUAL BASIS -2
JULY 31, 2002                                          PAGE 3 OF 3


                                               FEBRUARY       MARCH      APRIL     MAY      JUNE    JULY
Salaries                               (a)         $420         $424      $415     $416     $422     $422
Employee Benefits                      (b)          226          157       107      153      203      152
Employee Related Costs                 (c)          (19)           9        (5)      (2)      (6)      12
Office Related Costs                   (d)           98          101       104       95       93       99
Outside Services                       (e)          218          (25)       55       94       41       81
Miscellaneous                          (f)           (0)          19        24       20       21       16
Insurance - general                                  35           35        35       35       35       22
Data Processing                                      10            5        12        3        1        3
Acquisition Costs                      (g)           12           12         0        0        0        0
Corporate Costs                        (h)            4            6        49       12        5        6
                                               --------      -------     -----    -----    -----    -----
Total Costs                                       1,004          742       795      825      817      812
Overhead Allocations                   (i)         (236)        (231)     (247)    (241)    (248)    (245)
G&A Recoveries                         (j)         (605)        (611)     (612)    (603)    (635)    (634)
Reclass recoveries to LOE              (k)          327          326       320      323      325      332
                                               --------      -------     -----    -----    -----    -----

Net G&A Expense                                     490          227       256      304      258      265

Reorganization Costs                                114       53,309       490      166      417      630
                                               --------      -------     -----    -----    -----    -----

Total G&A Related Costs                            $604      $53,536      $747     $470     $676     $895
                                               ========      =======     =====    =====    =====    =====


                                     Expenses included in the categories are as follows:
                                       (a)   Salaries
                                       (b)   Employee benefits and payroll taxes
                                       (c)   Conventions, seminars, travel, entertainment, relocation, and automobiles.
                                       (d)   Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.
                                       (e)   Accounting, legal and consulting fees and temporary services.
                                       (f)   Fees, licenses, bank charges, franchise taxes , property taxes and misc write-offs.
                                       (g)   Consulting fees and other incremental costs related to acquisition reviews.
                                       (h)   Director fees and travel expenses, listing fees and shareholder mailings.
                                       (i)   Primarily salaries & employee costs charged through JIBs to LOE for capital work.
                                       (j)   COPAS billings to wells
                                       (k)   Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                              MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                               ACCRUAL BASIS - 3
JULY 31, 2002

                                                 JAN 02(a)   FEB 02     MARCH 02    APRIL       MAY      JUNE     JULY       YTD
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------
CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                          $  (2,556) $ (20,160)  $ (36,931) $    406   $   939   $ 3,272  $    65  $(54,965)
    Adjustments to reconcile net earnings (loss)                                                                          $      0
     to net cash provided by operating
     activities:                                                                                                          $      0
       Equity in loss of subsidiaries                   --       (200)         --        --        --         4       --  $   (196)
       Depletion and depreciation                    1,519      1,455       1,539     1,484     1,617     1,505    1,509  $ 10,628
       Standby loan interest                         1,330        224          --        26        --        --       --  $  1,580
       Standby loan prepayment fee                      --     29,344          --        --        --        --       --  $ 29,344
       Gain on standby loan embedded derivative         --    (10,232)         --        --        --        --       --  $(10,232)
       Write off of debt issuance costs                 --         --      22,583        --        --        --       --  $ 22,583
       Write off of debt discount                       --         --      10,744        --        --        --       --  $ 10,744
       Loss on derivatives                              --         --       2,525        --        --      (266)      --  $  2,259
       Other items                                     553        130          37        (5)       (5)       (4)      (6)      700
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------
    Cash Flow from Opers before W/C Changes            846        561         497     1,911     2,551     4,511    1,568    12,445

    Changes in operating assets and
     liabilities:
       Accounts receivable and other assets            295        317        (844)     (560)     (892)   (2,323)    (691)   (4,698)
       Cash in escrow                                   --         --          --        (1)       --        --       --        (1)
       Accounts payable, principally trade            (619)     1,229       1,070       212      (151)    1,210       39     2,990
       Accounts pay and other accr liabs                --      1,137       1,048      (329)     (169)      (66)    (105)    1,516
       Accrued interest                                 --     (1,486)        353       320       (76)      318    1,439       868
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------
Net cash provided (used) by
   operating activities                                522      1,758       2,124     1,553     1,263     3,650    2,250    13,120
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------


CASH FLOWS FROM INVESTING
    Property and equipment                            (974)      (759)       (673)   (1,056)   (1,084)   (1,031)    (907)   (6,484)
    Changes in accts pay and accrued
      liabilities related to exploration and
      development                                       98       (304)        181       317       209      (243)    (259)       (1)
    Advances to unconsolidated subsidiaries             --        (13)         --         1         1        --       --       (11)
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------
Net cash provided (used) by investing activities      (876)    (1,076)       (492)     (738)     (874)   (1,274)  (1,166)   (6,496)
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------

CASH FLOWS FROM FINANCING
    Increase in long term debt                          --         --          --        --        --        --       --         0
    Repayment of long term debt                     (1,057)        --          --      (224)       --    (1,094)      --    (2,375)
    Debt issuance costs                                 --         --          --        --        --        --       --         0
    Debt extinguishment costs                           --         --          --        --        --        --       --         0
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------
Net cash provided (used) by financing activities    (1,057)         0           0      (224)        0    (1,094)       0    (2,375)
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------


NET INCREASE (DECREASE) IN CASH                     (1,411)       682       1,632       591       389     1,282    1,084     4,249

CASH AND CASH EQUIVS-BEGINNING                       9,752      8,341       9,023    10,655    11,246    11,635   12,917     9,752
                                                 ---------  ---------   ---------  --------   -------   -------  -------  --------

CASH AND CASH EQUIVS-ENDING                      $   8,341  $   9,023   $  10,655  $ 11,246   $11,635   $12,917  $14,001  $ 14,001
                                                 =========  =========   =========   ========   =======   =======  =======  ========


(a) JANUARY 2002 IS A PREPETITION PERIOD



    COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                      MONTHLY OPERATING REPORT

BANKRUPTCY CONSOLIDATION                                ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                                PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS


                                   SOFA         FEB 02       MARCH 02      APRIL 02       MAY 02       JUNE 02       JULY 02
                                 --------      --------      --------      --------      --------      --------      --------
JIB Receivables
 0 - 30 days                     $  1,101      $    956      $    525      $  1,089      $    642      $  1,181      $  1,593
 31 - 60 days                          79            80           589            (3)          643            25           147
 61 - 90 days                          29            39            43           214            (0)          245             1
 Over 90 days                         951           936           853           831           836           790           872
                                 --------      --------      --------      --------      --------      --------      --------
Total Accounts Receivable        $  2,161      $  2,011      $  2,010      $  2,132      $  2,121      $  2,242      $  2,613
                                 ========      ========      ========      ========      ========      ========      ========




SUMMARY OF RECEIVABLES
Accrued revenue                  $  5,428      $  5,465      $  6,533      $  6,873      $  7,826      $  7,231      $  7,288
JIB receivables                     2,161         2,011         2,010         2,132         2,121         2,242         2,613
Employee/officer receivables            1             1             1             2             0             4             0
Other receivables                     375           224            61           264           262         3,101         3,112
                                 --------      --------      --------      --------      --------      --------      --------
Total receivables                   7,965         7,701         8,605         9,271        10,208        12,578        13,014
Allowance for doubtful accts         (470)         (470)         (470)         (470)         (470)         (470)         (470)
                                 --------      --------      --------      --------      --------      --------      --------
Receivables net of allowance     $  7,495      $  7,231      $  8,135      $  8,801      $  9,738      $ 12,108      $ 12,544
                                 ========      ========      ========      ========      ========      ========      ========

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                PAGE 2 OF 2

ACCOUNTS PAYABLE ANALYSIS


                                        FEB 02          MARCH          APRIL           MAY           JUNE            JULY
                                       ---------      ---------      ---------      ---------      ---------      ---------
ACCOUNTS PAYABLE
 0 - 30 days                           $     232      $     431      $     519      $     300      $   1,439      $   1,175
 31 - 60 days                                         $      21      $      23      $       5      $       5      $     102
Over 60 days                                                         $       7      $      30      $      30      $     356
                                       ---------      ---------      ---------      ---------      ---------      ---------
                                             232            453            550            334          1,475          1,633
Prepetition                                2,618          3,700          3,744          3,728          3,667          3,616
                                       ---------      ---------      ---------      ---------      ---------      ---------
Total Accounts Payable                 $   2,851      $   4,152      $   4,294      $   4,063      $   5,142      $   5,249
                                       =========      =========      =========      =========      =========      =========



INCOME TAXES PAYABLE
PREPETITION
Federal income
State income
                                       ---------      ---------      ---------      ---------      ---------      ---------
Total Taxes Payable                    $       0      $       0      $       0      $       0      $       0      $       0
                                       =========      =========      =========      =========      =========      =========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                       $     681      $   1,034      $   1,354      $   1,278      $   1,596      $   3,035
                                       ---------      ---------      ---------      ---------      ---------      ---------
                                       $     681      $   1,034      $   1,354      $   1,278      $   1,596      $   3,035
                                       ---------      ---------      ---------      ---------      ---------      ---------

Accounts payable                       $     232      $     453      $     550      $     334      $   1,475      $   1,633
Miscellaneous payables                         0              3              2              2             (1)            (1)
Revenues payable                             252            269            322            406            599            543
A/P sales & use tax                    $       1      $       3      $       0      $       1      $       2      $       1
                                       ---------      ---------      ---------      ---------      ---------      ---------
A/P Trade                              $     485      $     728      $     874      $     744      $   2,075      $   2,176
                                       ---------      ---------      ---------      ---------      ---------      ---------

Accrued reorganization costs           $     129      $     887      $   1,121      $   1,347      $   1,279      $   1,293
Accrued operating costs                $   1,314      $   1,738      $   1,708      $   1,565      $   1,542      $   1,326
Accrued drilling costs                 $     556      $     719      $   1,140      $   1,370      $   1,126      $     868
Accrued franchise taxes                $      14      $      30      $      47      $      64      $      80      $      95
Accrued environmental                  $      50      $      50      $      50      $      50      $      50      $      50
Other accrued liabilities              $     495      $   1,236      $     336      $     302      $     305      $     381
                                       ---------      ---------      ---------      ---------      ---------      ---------
Accrued liabilities and other          $   2,559      $   4,661      $   4,402      $   4,697      $   4,383      $   4,013
                                       ---------      ---------      ---------      ---------      ---------      ---------

Accrued unrealized derivatives         $     165      $     506      $     506      $     506      $     834      $     834
                                       ---------      ---------      ---------      ---------      ---------      ---------
                                       $     165      $     506      $     506      $     506      $     834      $     834
                                       ---------      ---------      ---------      ---------      ---------      ---------

Total Postpetition                         3,890          6,929          7,136          7,225          8,888         10,058
                                       ---------      ---------      ---------      ---------      ---------      ---------

PREPETITION

Income taxes payable
Accounts payable                           2,618          3,700          3,744          3,728          3,667          3,616
Miscellaneous payables                         8              8              8              8              8              8
Revenues payable                           2,301          2,046          2,068          2,062          2,003          1,992
A/P sales & use tax                            1              1              1              1              1              1
                                       ---------      ---------      ---------      ---------      ---------      ---------
A/P Trade                                  4,928          5,755          5,821          5,800          5,679          5,617
                                       ---------      ---------      ---------      ---------      ---------      ---------

Accrued LA penalties & int
Accrued operating costs                      594             33              5
Accrued drilling costs                       432            125             22
Accrued franchise taxes                      190            190            190            190            190            190
Accrued vacation                             105            105            105            105            105            105
Accrued contract obligations
Accrued sale tax due Amoco
Accrued environmental costs                  175            175            175            175            175            175
Other accrued liabilities                     90             80            451            217            218            218
                                       ---------      ---------      ---------      ---------      ---------      ---------
Accrued liabilities and other              1,588            709            949            687            688            688
                                       ---------      ---------      ---------      ---------      ---------      ---------
Total prepetition                          6,516          6,464          6,770          6,487          6,368          6,305
                                       ---------      ---------      ---------      ---------      ---------      ---------
Total liabilities                      $  10,406      $  13,393      $  13,906      $  13,712      $  15,255      $  16,363
                                       =========      =========      =========      =========      =========      =========


LONG TERM DEBT

   Chase revolving credit facility       195,000        195,000        194,776        194,776        193,682        193,682
   Standby loan                        $  82,707      $  93,451      $  93,451      $  93,451      $  93,451      $  93,451
   Standby accrued interest            $   4,984      $   4,984      $   5,010      $   5,010      $   5,010      $   5,010
   Standby prepayment fee              $  29,344      $  29,344      $  29,344      $  29,344      $  29,344      $  29,344
   Derivative liablility               $   1,538      $   1,538      $   1,538      $   1,538      $   1,538      $   1,538
   State tax notes and other           $   3,361      $   3,361      $   3,361      $   3,361      $   3,361      $   3,361
   Reclass to current                  $(316,934)     $(327,679)     $(327,482)     $(327,482)     $(326,388)     $(326,388)
                                       ---------      ---------      ---------      ---------      ---------      ---------
      Total Long Term Debt             $       0      $       0      $       0      $       0      $       0      $       0
                                       =========      =========      =========      =========      =========      =========



COHO ENERGY CASE NO. 02-31189-HCA-11